UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2014

Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10185	74-2418590
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2014, James Patrick Galleher was appointed as a member of the Board of Directors (the “Board”) of Issuer Direct Corporation (the “Company”).  Mr. Galleher has not been appointed to serve as a member of any committee of the Board as of the date of the filing of this Current Report on Form 8-K.

Mr. Galleher is a Managing Director for Boxwood Partners, LLC, a merchant bank in Richmond, Virginia, where he leads transactions for Boxwood’s merger and acquisition advisory services and private equity group and a Managing Director for Boxwood Capital Partners, LLC, a private investment firm also located in Richmond, Virginia. He has led several transactions including the sale of Dorsey Wright & Associates, the capital raise for Digital Risk, the minority investment in Sweet Frog Yogurt and the buy-outs of Yoga Direct, Yoga Accessories, Everything Yoga and Red Rock Products.

Mr. Galleher holds a B.S. in Business Administration from the University of Richmond and a degree from the London Business School as well as attending the Centre for Creative Leadership in Belgium.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Galleher.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K with respect to Mr. Galleher.

Compensatory Arrangements

Mr. Galleher will earn a monthly retainer of $2,000 month for each month he is a member of the Board of Directors.

Also, Mr. Galleher was granted a non-statutory stock option to purchase 40,000 shares of the Company’s common stock at an exercise price of $13.49 (the “Stock Option”).  The Stock Option will be subject to vesting restrictions as follows: 6.25% will vest and be released from forfeiture in equal installments at the end of each calendar quarter for the forty-eight month period beginning on June 30, 2014.   In the event of a Change of Control (as defined in the Company’s 2010 Equity Incentive Plan), any unvested portion of the Stock Option shall be immediately vested.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on March 13, 2014 announcing the appointment of Mr. James Patrick Galleher

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: March 13, 2014	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer

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